Simplify Market Neutral Equity Long/Short ETF

EQLS

Supplement dated May 3, 2024 to the Prospectus and Statement of Additional Information (“SAI”)
each dated November 1, 2023, as previously supplemented

With respect to the Simplify Market Neutral Equity Long/Short ETF (the “Fund”), effective May 22, 2024, all references to “Simplify Asset Management Inc.” in the Prospectus and SAI are hereby removed and replaced with “Simplify EQLS LLC”.

With respect to the Fund, effective May 22, 2024, the disclosure under the heading “MANAGEMENT” under the subheading “INVESTMENT ADVISER” on page 234 of the Prospectus is hereby amended to read as follows:

Simplify EQLS LLC, located at 222 Broadway, 22nd Floor, New York, NY 10038, serves as the Fund’s investment adviser. The adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages only the Fund. Since the inception of the Fund on June 12, 2023, until May 22, 2024, Simplify Asset Management Inc., located at 222 Broadway, 22nd Floor, New York NY 10038, served as the investment adviser to the Fund and received a monthly management fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Subject to the supervision of the Board of Trustees, the adviser is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under a management agreement between the Fund and the adviser.

The adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) as stated below. The management agreement between the Fund and the adviser provides that the adviser will pay substantially all operating expenses of the Fund, except for any interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders, and the management fee. At a meeting held on November 29, 2023, the Board considered and approved an investment management agreement between the Trust, on behalf of the Fund, and the adviser, and on April 5, 2024, a shareholder representing a majority of the outstanding voting securities of the Fund approved the agreement by written consent. A discussion regarding the Board of Trustees’ approval of the adviser’s management agreement with respect to the Fund will be available in the Fund’s annual report to shareholders dated June 30, 2024.

Effective May 22, 2024, the disclosure under heading "Investment Adviser and Advisory Agreement" on the first paragraph of page 38 of the SAI is replaced in its entirety with the following:

The Management Agreement for Simplify Market Neutral Equity Long/Short ETF was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on November 29, 2023, and an approval executed on April 5, 2024 by written consent of shareholders representing a majority of the outstanding voting securities of the Fund as of February 23, 2024. The Management Agreement for Simplify Multi-QIS Alternative ETF was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on May 19, 2023. The Management Agreement for Simplify Opportunistic Income ETF was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on May 26, 2023. The Management Agreement for Simplify Commodities Strategy No K-1 ETF was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on March 22, 2023. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Simplify Opportunistic Income ETF and Simplify Commodities Strategy No K-1 ETF is available in the Funds’ annual report to shareholders dated June 30, 2023. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Simplify Multi-QIS Alternative ETF and Simplify Market Neutral Equity Long/Short ETF will be available in the next shareholder report.

This Supplement dated May 3, 2024, provides relevant information for all shareholders and should be retained for future reference. The Fund's Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.